UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 18, 2009

3M COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

File No. 1-3285	41-0417775
(Commission File Number)	(IRS Employer Identification No.)

3M Center, St. Paul, Minnesota	55144-1000
(Address of Principal Executive Offices)	(Zip Code)

(651) 733-1110

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 5.02(e) Compensatory Arrangements of Certain Officers

Amendment of The 3M VIP Excess Plan

On November 18, 2009, 3M Company approved an amendment to its VIP Excess Plan.  This plan offers eligible highly compensated employees with the opportunity to defer the receipt of a portion of their current cash compensation on a tax-favored basis.

The amendment: (i) clarifies the manner in which compensation eligible to be deferred under the plan is determined; (ii) clarifies the manner in which employee contributions and Company matching contributions are determined throughout the plan year, and how the plan operates as an “excess” plan for tax purposes; and (iii) removes the plan’s vesting schedule and provides for full and immediate vesting of all contributions made to the plan.

A copy of this amendment is included as Exhibit 10.1 to this report and incorporated by reference into this Item 5.02.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Amendment of the 3M VIP Excess Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

3M COMPANY

	By:	/s/ Gregg M. Larson
Gregg M. Larson,
Deputy General Counsel and Secretary

Dated: November 24, 2009